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                             THE ALPINE GROUP, INC.

                         1997 INTERIM STOCK OPTION PLAN

    SECTION 1. PURPOSE. The purpose of The Alpine Group, Inc. 1997 Interim Stock Option Plan effective April 9, 1997 (hereinafter referred to as the "Plan"), is to provide a special incentive to selected key employees and directors of The Alpine Group, Inc. (hereinafter referred to as the "Company") and its subsidiaries to promote the Company's business. It is intended that this purpose will be effected through the granting of stock options which will allow participating employees and directors to share in the success of the Company's business.

    SECTION 2. AWARDS UNDER THE PLAN. Awards under the Plan shall be in the form of "stock options" to purchase common stock, $.10 par value per share, of the Company (the "Common Stock") in accordance with the terms of the instrument evidencing such option.

    SECTION 3. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (hereinafter referred to as the "Committee"), each member of which shall be a "non-employee director" with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall consist of not less than two members. To the extent not otherwise inconsistent with the Plan, the Committee shall have the authority and discretion to (a) determine the employees or directors to be granted stock options; (b) determine whether stock options granted to any employees shall be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or other stock options or both (provided, however, that to the extent that the aggregate fair market value of the Common Stock (determined on the date of grant) underlying incentive stock options which are first exercisable by any employee during any calendar year exceeds $100,000, the portion of such incentive stock options (determined by accounting for incentive stock options in the order in which they were granted and options granted on the same date pro rata) relating to such excess Common Stock shall be treated as options which are not incentive stock options); (c) determine the number of shares of Common Stock to be subject to each stock option; (d) determine the option price of the shares of Common Stock subject to each stock option and the method of payment for such price; (e) prescribe the form or forms of the instruments evidencing any stock options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time; (f) adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all parties concerned.

    SECTION 4. PARTICIPANTS. The participants in the Plan shall be such common law employees and directors of the Company and/or its subsidiaries as may be selected by the Committee in its sole discretion. The receipt by a participant of a stock option at any one time shall not confer upon such participant the right to receive a future grant of stock options.

    SECTION 5. STOCK TO BE DELIVERED. Subject to the provisions of Section 12 hereof, the number of shares of Common Stock which may be delivered pursuant to the Plan shall not exceed 536,900. Common Stock to be delivered pursuant to the exercise of stock options issued under the Plan may constitute an original issue of authorized Common Stock or may consist of previously issued Common Stock acquired by the Company, as shall be determined by the Board of Directors of the Company. The Board of Directors and the proper officers of the Company shall take the appropriate action required for such delivery.

    SECTION 6. LIMITATIONS. No stock option shall be granted under the Plan on or after the tenth anniversary of the date of adoption of the Plan. Subject to adjustment as provided in Section 12 of the Plan, the number of shares of Common Stock which may be delivered under the Plan shall not exceed 536,900 in the aggregate. To the extent that any stock option granted under the Plan shall expire or terminate unexercised, or for any reason become unexercisable, as to any shares of Common Stock subject
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thereto, such shares as relate to such stock option shall thereafter be available for further grants under the Plan, within the limit specified above, and to the extent permitted under Rule 16b-3.

    SECTION 7. TERMS AND CONDITIONS. All stock options granted under the Plan shall be subject to the following terms and conditions (except as provided in Section 12 below) and to such other terms and conditions as the Committee shall determine are appropriate to accomplish the purposes of the Plan:

        (a) OPTION PRICE. The option price under each stock option shall be determined by the Committee, provided, however, that stock options intended to be incentive stock options shall have an option price of not less than 100% of the fair market value per share of Common Stock at the time the option is granted. With respect to participants who own stock representing more than 10% of the total combined voting power of all classes of the Company's (or any subsidiary's) capital stock, within the meaning of Section 422 of the Code, the option price for incentive stock options shall not be less than 110% of the fair market value per share of Common Stock at the time the incentive stock option is granted.

        (b) TERM OF STOCK OPTIONS. Except with respect to stock options granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of the Company's (or any subsidiary's) capital stock, within the meaning of Section 422 of the Code, the term of an incentive stock option shall be no longer than ten years from the date of grant. With respect to participants who own stock representing more than 10% of the total combined voting power of all classes of the Company's (or any subsidiary's) capital stock, within the meaning of Section 422 of the Code, the term of an incentive stock option shall be no longer than five years from the date of grant.

        (c)  EXERCISE OF STOCK OPTIONS.

        (i) With respect to each grant, stock options awarded thereunder shall become exercisable at such time and in such amounts as the Committee may decide, subject to the limitations set forth under Section 7(b) hereof. The Committee may at any time accelerate the exercisability of all or any part of a stock option.

           (ii) Stock options intended to be incentive stock options, as defined in the Code, shall contain and be subject to such provisions relating to exercise and other matters as are required of incentive stock options under the applicable provisions of the Code and Treasury Regulations promulgated thereunder, as from time to time in effect.

           (iii) Stock options may be exercised by delivering to the Committee payment in respect thereof plus such other documentation as the Committee shall require. Payment may be made in the form of cash, Common Stock or such other consideration as shall be determined by the Committee.

    SECTION 8. OBLIGATIONS WITH RESPECT TO DELIVERY OF COMMON STOCK. The Company shall not be obligated to deliver any shares of Common Stock or cash unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, or in the event the outstanding Common Stock is at the time listed upon any stock exchange, unless and until the shares of Common Stock to be delivered have been listed or authorized to be added to the list upon official notice of issuance to such exchange, or unless or until all other legal matters in connection with the issuance and delivery of shares of Common Stock or cash have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the participant before issuing shares of Common Stock upon exercise, such investment representations or such agreements, if any, as counsel for the Company may consider necessary in order to comply with federal and state securities laws.

    SECTION 9. CHANGE IN CONTROL. Notwithstanding any other provision of this Plan, in the event of a Change in Control, as hereinafter defined, all of the outstanding stock options held by a participant which

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are not yet exercisable shall become immediately exercisable and all the rights and benefits relating to such options may be exercised and shall become fixed and not subject to change or revocation by the Company.

    (a) For purposes of this Section 9, a Change in Control shall be deemed to have occurred upon the happening of either of the following events: (i) any person within the meaning of Section 13(d) and 14(d) of the 1934 Act, other than the Company or any officer or director of the Company, becomes the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 20% or more of the combined voting securities of the Company or (ii) a change of 20% or more in the composition of the Board of Directors of the Company occurs without the approval of the majority of the Board of Directors as it exists at the time immediately preceding such change in composition.

    SECTION 10. NONTRANSFERABILITY OF STOCK OPTIONS. No stock option may be transferred by participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and during the lifetime of the participant a stock option may be exercised by no person other than the participant. The designation of a beneficiary by a participant does not constitute a transfer.

    SECTION 11. TERMINATION OF EMPLOYMENT. If a participant terminates employment with the Company or its subsidiaries, outstanding stock options held by the participant may be exercised in accordance with such provisions as are established by the Committee at or subsequent to the time of grant.

    In no event may any stock option be exercised after the expiration of the term of such stock option.

    SECTION 12. CHANGES IN STOCK. In the event of a stock dividend, split-up or combination of shares of Common Stock, recapitalization or merger in which the Company is the surviving corporation, or other similar capital change, the number and kind of shares of Common Stock or securities of the Company to be subject to the Plan to stock options then outstanding or to be granted thereunder, the maximum number of shares of Common Stock or securities which may be issued or sold under the Plan, the option price and any other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons including the Company and the participants. In the event of a consolidation or a merger in which the Company is not the surviving corporation, or in the event of complete liquidation of the Company, all outstanding stock options shall terminate only if prior to the effective date of any such consolidation or merger, the Board of Directors of the Company shall either (a) modify all outstanding options such that they shall become immediately exercisable, or (b) (i) arrange with the surviving corporation to grant replacement stock options to the participants, and (ii) any replacement incentive stock option shall not constitute a modification, within the meaning of Section 424 of the Code, of a terminated incentive stock option.

    SECTION 13. EMPLOYMENT RIGHTS. The adoption of the Plan shall not confer upon any employee of the Company (or any subsidiary) any right to continued employment with the Company (or any subsidiary), nor shall it interfere in any way with the right of the Company (or any subsidiary) to terminate the employment of its (their) employees at any time.

    SECTION 14. AUTHORITY OF THE BOARD OF DIRECTORS. The Board of Directors of the Company may at any time amend the Plan or modify any outstanding stock options for the purposes of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law.

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